UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2009

StockerYale, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-27372 (Commission File No.)	04-2114473 (IRS Employer Identification No.)

32 Hampshire Road
Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

(603) 893-8778
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2009, StockerYale, Inc. (the “Company”) entered into an Amendment (the “Amendment”), dated as of March 31, 2009, with LV Administrative Services, Inc. (“LV”) and Valens U.S. SPV I, LLC (“Valens”, and together with LV, the “Creditor Parties”), pursuant to which the Creditor Parties agreed to amend that certain (i) Overadvance Letter, dated March 31, 2008 (the “Overadvance Letter”), by and between the Company and Laurus Master Fund, Ltd. (“Laurus”) and (ii) Security and Purchase Agreement, dated as of June 28, 2006 (the “Security Agreement”), by and between the Company and Laurus.

As previously disclosed, on June 28, 2006, the Company entered into the Security Agreement with Laurus.  Under the Security Agreement, a 3-year revolving line of credit was established.  The Security Agreement provided for (i) a revolving line of credit not to exceed $4,000,000 and (ii) a security interest in and lien upon all of the Company’s assets in favor of Laurus.  Under the Security Agreement, the Company may borrow a total amount at any given time up to $4,000,000, limited to qualifying receivables and inventories. On March 31, 2008, pursuant to the Overadvance Letter, Laurus granted the Company the ability to borrow up to $500,000 over the limit defined by qualified receivables and inventory for one year, expiring March 31, 2009.

The Amendment, among other things, extends the Company’s ability to borrow up to $500,000 over the limit defined by qualified receivables and inventory from March 31, 2009 to June 28, 2009.   In consideration of the extension, the Company agreed to pay $200,000 to Valens on June 30, 2010 if the obligations under the Secured Non-Convertible Revolving Note, dated as of June 28, 2006 (the “Note”) are satisfied in full on or before May 15, 2009.  If the obligations under the Note have not been satisfied in full on or before May 15, 2009, the Company shall pay $400,000 to Valens on June 30, 2010.

Except as is modified by the Amendment, (i) a description of the Security Agreement is incorporated herein by reference to Item 1.01 of the Company’s Current Report on Form 8-K dated June 28, 2006 (filed on July 5, 2006) (File No. 000-27372) and (ii) a description of the Overadvance Letter is incorporated herein by reference to Item 1 of the Company’s Quarterly Report on Form 10-Q dated March 31, 2008 (filed on May 15, 2008) (File No. 000-27372). The foregoing description is subject to, and qualified in its entirety by, the Amendment filed as an exhibit hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

A description of the Amendment and the indebtedness incurred thereunder is contained in, or incorporated by reference from, Item 1.01 above, which is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the Amendment filed or incorporated by reference as an exhibit hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The exhibits listed in the Exhibit Index below are filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StockerYale, Inc.

Date: April 21, 2009	By:	/s/ Timothy P. Losik
Timothy P. Losik
Chief Financial Officer and ChiefOperating Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated as of March 31, 2009, by and among StockerYale, Inc., LV Administrative Services, Inc. and Valens U.S. SPV I, LLC.

99.1
Description of Security and Purchase Agreement, dated June 28, 2006, is incorporated herein by reference to Item 1.01 of the Registrant’s Current Report on Form 8-K dated June 28, 2006 (filed on July 5, 2006) (File No. 000-27372).

99.2
Description of Overadvance Letter, dated March 31, 2008, is incorporated herein by reference to Item 1 of the Registrant’s Quarterly Report on Form 10-Q dated March 31, 2008 (filed on May 15, 2008) (File No. 000-27372).